Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DriverShield Corp. (the "Company") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Siegel, Chairman of the Board, Secretary and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report containing the financial statements for the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


                                       By /s/ Barry Siegel
                                       ---------------------
                                       Barry Siegel
                                       Chairman of the Board, Secretary and
                                       Chief Executive Officer